Exhibit 10.3

THIRD AMENDMENT TO LEASE AGREEMENT THIS THIRD AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is entered into as of September 24, 2021 (the “Amendment Effective Date”), by and between IIP-NY 2 LLC, a Delaware limited liability company (“Landlord”), and Vireo Health of New York, LLC, a New York limited liability company (“Tenant”). RECITALS A. WHEREAS, Landlord and Tenant are parties to that certain Lease Agreement dated as of October 23, 2017, as amended by that certain First Amendment to Lease Agreement dated as of December 7, 2018, and as further amended by that certain Second Amendment to Lease Agreement dated as of April 10, 2020 (collectively, the “Existing Lease”), whereby Tenant leases the premises from Landlord located at 256 County Route 117 in Perth, New York; and B. WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated. AGREEMENT NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows: 1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Amendment, is referred to collectively herein as the “Lease.” From and after the date hereof, the term “Lease,” as used in the Existing Lease, shall mean the Existing Lease, as amended by this Amendment. 2. Expansion of Premises. Concurrent with the execution of this Amendment, Landlord closed on the purchase of certain real property located in Perth, New York (collectively, the “Additional Parcel”), as more particularly described in that certain Purchase and Sale Agreement and Joint Escrow Instructions dated August 31, 2021, by and between Landlord and Tenant (the “Additional Parcel Purchase Agreement”). Landlord desires to lease to Tenant, and Tenant desires to lease from Landlord, the Additional Parcel pursuant to the terms and conditions of the Lease. Accordingly, effective as of the Amendment Effective Date, Exhibit A to the Existing Lease is hereby deleted in its entirety and replaced with Exhibit A to this Amendment, and all references in the Lease to the “Premises” shall mean and refer to the real property described on Exhibit A attached to this Amendment, including the Buildings, shafts, cable runs, mechanical spaces, rooftop areas, landscaping, parking facilities, private drives and other improvements now or hereafter located thereon and appurtenances related thereto for use by Tenant in accordance with the Permitted Use. 3. Term. Section 3.1 of the Existing Lease is hereby amended and restated in its entirety as follows: "3.1. Term. The actual term of this Lease (as the same may be extended or earlier terminated in accordance with this Lease, the "Term") commenced on October 23, 2017 (the "Commencement Date") and shall end on September 23, 2041, subject to extension or earlier termination of this Lease as provided herein." 4. TI Allowance. Tenant has requested, and Landlord has agreed, to increase the TI Allowance by an additional Forty-Six Million Seventy-Five Thousand Dollars ($46,075,000.00) (the “Additional TI Allowance”). Accordingly, the first sentence of Section 5.1 of the Existing Lease is hereby amended and restated in its entirety as follows: "Tenant shall cause appropriate improvements consistent with the Permitted Use (the "Tenant Improvements") to be constructed in the Premises pursuant to the Work Letter attached hereto as Exhibit E (the "Work Letter") at a cost to Landlord not to exceed Forty-

Nine Million Four Hundred Thirty-Five Thousand Dollars ($49,435,000.00) (the "TI Allowance")." In addition, the second sentence of Section 5.1 of the Existing Lease is hereby amended and restated in its entirety as follow: "The TI Allowance may be applied to the costs of (a) construction, (b) project review by Landlord (which fee shall not exceed Twenty Thousand Dollars ($20,000.00) plus any reasonable actual out-of-pocket third-party expenses incurred by Landlord), (c) commissioning of mechanical, electrical and plumbing systems by a licensed, qualified commissioning agent hired by Tenant, and review of such party’s commissioning report licensed, qualified commissioning agent hired by Landlord, (d) space planning, architect, engineering and other related services performed by third parties unaffiliated with Tenant, (e) building permits and other taxes, fees, charges and levies by governmental authorities for permits or for inspections of the Tenant Improvements, and (f) costs and expenses for labor, material, equipment and fixtures." In addition, the final sentence of Section 5.2 of the Existing Lease is hereby deleted in its entirety and replaced with the following: "In addition, Landlord’s obligation to disburse any of the TI Allowance in excess of Forty-Eight Million Nine Hundred Thirty-Five Thousand Dollars ($48,935,000.00) shall be conditional upon the satisfaction of the following: (a) Tenant's delivery to Landlord of a certificate of occupancy for the Premises suitable for the Permitted Use, as applicable; (b) Tenant's delivery to Landlord of a Certificate of Substantial Completion in the form of the American Institute of Architects document G704, executed by the project architect and the general contractor or such other form or certification as may be reasonably acceptable to Landlord; (c) Tenant's satisfaction of the conditions precedent to funding of the TI Allowance set forth in Section 6.3 of the Work Letter; and (d) there shall be no uncured event of default by Tenant under this Lease. Following the completion of the Tenant Improvements, Landlord may order, at Tenant’s expense, a current title report or lien search for the Premises to confirm that the Premises remains free and clear of all liens relating to the completion of the Tenant Improvements. Tenant agrees to promptly pay or reimburse Landlord for the costs relating to such title report or lien search upon receipt of an invoice from Landlord." 5. Section 18.2.6: Tenant Insurance. Section 18.2 of the Existing Lease is hereby amended to add the following new "At all times during construction Tenant shall maintain (or cause to be maintained, as applicable) in full force and effect an “all risk” builder’s risk completed value form, which form shall: (a) be on a non-reporting basis, (b) insure against all risks insured including, without limitation, fire and other perils normally included, including at Landlord’s option, terrorism, windstorm, earthquake and flood coverage, (c) for structural or non-structural renovation, cover 100% of any existing Building, (d) include permission to occupy the Premises, without restrictions, as appropriate, (d) have an agreed amount endorsement waiving co-insurance provisions, (e) include coverage for 100% of the reoccurring hard costs and soft costs, (f) cover losses suffered with respect to Tenant’s materials, equipment, machinery and/or supplies (whether on-site, in transit, or stored off-site) with a limit of no less than 100% of the replacement cost, (g) provide for no deductible in excess of $250,000, except with respect to earthquake, windstorm/named storm, and flood; and (h) otherwise be in form and substance reasonably acceptable to Landlord. Notwithstanding 2 the foregoing, Landlord may elect to procure and maintain the coverage required pursuant to this Section 18.2.6 by providing notice to Tenant of such election."

6. Tenant Work Insurance Schedule. Exhibit E-1 of the Existing Lease is hereby deleted in its entirety and replaced with Exhibit E-1 attached to this Amendment.

7. Monthly Base Rent. Notwithstanding anything in the Existing Lease to the contrary, in consideration of the Additional TI Allowance, commencing on the Amendment Effective Date: (a) the monthly Base Rent shall increase by Four Hundred Ninety-Two Thousand Six Hundred Twenty-Five Dollars ($492,625.00) (the "Additional Base Rent"), provided that the Additional Base Rent shall be phased in during the sixteen (16) month period following the Amendment Effective Date as set forth below (such sixteen month period, the "Additional Base Rent Adjustment Period"); (b) in lieu of the Base Rent adjustments set forth in Section 6.5 of the Existing Lease, the Additional Base Rent shall be subject to an annual upward adjustment of two and three-quarters percent (2.75%) of the then-current Additional Base Rent, with the first such adjustment to become effective commencing on the first anniversary of the Amendment Effective Date, and subsequent adjustments to become effective on every successive annual anniversary of the Amendment Effective Date for so long as the Lease continues in effect; and (c) the Base Rent under the Existing Lease shall be adjusted to the same rental rate as the Additional Base Rent for the last five (5) years of the Term in accordance with this Amendment, subject to the adjustments set forth in the Lease, including the Base Rent adjustments set forth in Section 6.5 of the Existing Lease on each anniversary of the Commencement Date. For illustrative purposes, the chart below sets forth the incremental increases to Base Rent to account for the Additional Base Rent, subject to adjustment pursuant to this Section 7, to be phased in during the Additional Base Rent Adjustment Period, and the rent chart attached as Exhibit F to this Amendment sets forth the monthly aggregate Base Rent and Property Management Fee for the Term of the Lease, including the adjustments to Base Rent as set forth in the Lease.

Additional Base Rent Adjustment Period:	Amount of Additional Base Rent:
Month 1	$30,789.06
Month 2	$61,578.13
Month 3	$92,367.19
Month 4	$123,156.25
Month 5	$153,945.31
Month 6	$184,734.38
Month 7	$215,523.44
Month 8	$246,312.50
Month 9	$277,101.56
Month 10	$307,890.63
Month 11	$338,679.69
Month 12	$369,468.75
Month 13	$411,264.90
Month 14	$442,900.67
Month 15	$474,536.43
Month 16	$506,172.19

8. Security Deposit. In further consideration for the Additional TI Allowance, the Security Deposit is hereby increased by One Million Three Hundred Ninety Thousand Dollars ($1,390,000.00) (the "Additional Security Deposit") to One Million Seven Hundred Fifty Thousand Dollars ($1,750,000.00), provided that the Additional Security Deposit shall be paid in installments in accordance with this Section 8. In connection with any funding of the TI Allowance, Landlord shall deduct from the amount of the TI Allowance requested by Tenant and approved by Landlord in connection with a Fund Request pursuant to Section 6.3 of the Work Letter (the "TI Allowance Payment"), a proportionate amount of the TI Allowance Payment to be retained by Landlord as part of the Additional Security Deposit (the "Additional Security Deposit Installment"), which proportionate amount shall be determined based upon the percentage derived from dividing the amount of the TI Allowance Payment by Fifty-Six Million Three Hundred

3

Thousand Dollars ($56,300,000.00) until such time as the Additional Security Deposit has been fully funded. As an example, if the amount of the TI Allowance Payment is equal to $5,630,000 (i.e. 10% of $56,300,000), then Landlord shall retain an amount equal to $139,000 as pa1t of the Security Deposit (i.e. 10% of $1,390,000.00). ill addition, the penultimate sentence in Section6.4 of the Existing Lease is hereby deleted in its entirety. 9. Permitted Transfer. The first sentence ofSection 16.8 of the Existing Lease is hereby amended and restated in its entirety as follows: "Tenant may assign its entire interest under tlus Lease or sublease all or a pmtion of the Premises without the consent of Landlord to: (i) an affiliate, subsidiaq or parent of Tenant; (ii) any entity into wluch that Tenant or an affiliated party may merge or consolidate; (iii) any entity that acquires all or substantially all of the assets of Tenant; each a "Permitted Tmnsfer" and such transferee a "Permitted Tt·ansferee", provided that (a) Tenant notifies Landlord at least twenty (20) days prior to the effective date of any such Pemutted Transfer, (b) Tenant is not in default and such assignment or sublease is not a subterfuge by Tenant to avoid its obligations under tills Lease, (c) such Pennitted Transferee shall have a tangible net worth (not including goodwill as an asset) computed in accordance with generally accepted accotmting principles ("Net Worth") at least equal to the Net Worth of the original Tenant on the day inunediately preceding the effective date of such assignment or sublease and reasonably sufficient to comply with the obligations under this Lease, (d) no assignment or sublease relating to this Lease, whetlter with or without Landlord's consent, shall relieve Tenant from any liability tmder this Lease, (e) the liability of such Pemutted Transferee tmder either an assignment or sublease shall be joint and several with Tenant and each Guarantor; and (f) the ultimate parent company of any Pennitted Transferee executes a Guaranty in favor of Landlord substantially in the fonn attached hereto as Exhibit D." the monthly Ad:dittonal Two and 50/100 Dollars ($578,482.50), subject to further adjustment as set fmih in Section 7 of tlus Amendment, including the adjustments to Base Rent tmder the Existing Lease for the last five (5) years of the Term. Within ten (10) days of receipt of an amendment to the Lease memorializing the adjustment of the Additional Base Rent pursuant to this Section 10 (the "Lease Amendment"), Tenant agre.es to execute and deliver such Lease Amendment to Landlord, provided Tenant's failw·e to timely deliver the Lease Amendment shall not delay or preclude the adjustments to the Additional Base Rent as set fmih herein nor shall such failure negate Tenant's liability therefor. Post-Closing Environmental Report and Remediation. Tenant acknowledges that prior to the 11. Cmnmencement Date, Tenant's contl·actor discovered an estimated 4,000 gallon No. 2 heating oil tmderground storage tank (the ''UST") on the no1ihem portion of the Additional Parcel and that upon discove1y, a release to the soil adjacent to the UST was observed and reported to the New York State Department of Enviromnental Conservation (''NYSDEC"). Tenant's consultant removed the UST prior to tl1e Cmnmencement Date and has removed or is in the process of removing impacted soil and tmde11aking grotmdwater and soil sampling to determine any fmiher remediation that may be required at the Prenlises. Tenant shall be required to diligently complete the removal of any 4 impacted soils and the remediation of any contamination to the Premises related to the discovery of the UST and resulting release to the extent required by Applicable Laws, and Landlord’s insurance providers, at Tenant’s sole cost and expense. Tenant shall keep Landlord apprised of such remediation efforts and shall provide Landlord with copies of any notices and submittals to and from the NYSDEC with respect to such contamination and remediation and any reports issued in connection with such remediation. Landlord shall have the right to withhold from disbursements of the TI Allowance an amount equal to one hundred fifty percent (150%) of the estimated remaining cost to complete the remediation of the Premises in accordance with all Applicable Laws (“Completion of Remediation”) until such time as Landlord has received evidence of the Completion of Remediation, including an updated Phase II Environmental Assessment confirming that no further action or remediation is recommended. Furthermore, in the event the estimated costs of the remediation will exceed Thirty Thousand Dollars ($30,000.00), Landlord may require Tenant to deliver a cash deposit equal to the estimated costs for Landlord to hold in escrow pending completion of the remediation to Landlord’s reasonable satisfaction. For the avoidance of doubt, Tenant shall indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord) and hold the Landlord Indemnitees harmless from and against any and all Claims of any kind or nature that arise during or after the Term as a result of or in connection with the discovery of the UST, any resulting release and the remediation of the Premises. 12. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment and agrees to reimburse, indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord, at Tenant’s sole cost and expense) and hold harmless the Landlord Indemnitees for, from and against any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it. 13. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Existing Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder. 14. Effect of Amendment. Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms contained in this Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. 15. Successors and Assigns. Each of the covenants, conditions and agreements contained in this Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns and sublessees. Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting. 16. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant. 17. Authority. Tenant guarantees, warrants and represents that the individual or individuals signing this Amendment have the power, authority and legal capacity to sign this Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed. 18. Counterparts; Facsimile and PDF Signatures. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an original signature. 5

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date and year first above written. LANDLORD: liP-NY 2 LLC, a Delaware limited liability company By: Name: Title: Brian Wolfe Vice President, General Counsel a d Secretary TENANT: VIREO HEALTH OF NEW YORK, LLC, a New York limited liability company By: Name: John Heller Title: ChiefFinancial Officer

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date and year first above written. LANDLORD: liP-NY 2 LLC, a Delaware limited liability company By: Name: Title: Brian Wolfe Vice President, General Counsel and Secretary TENANT: VIREO HEALTH OF NEW YORK, LLC, a New York limited liability company

EXHIBIT A PREMISES Original Premises: ALL OF THAT TRACT OR PARCEL OF LAND situate in the Town of Perth, County of Fulton and State of New York, being more particularly described as follows: BEGINNING at an iron rod set in the westerly line of County Road 117, running thence through the lands of Fulton County Industrial Development Agency the following six courses: S 65° 22’ 52” W 144.87’ to an iron rod set, S 02° 46’ 29” E 45.53’ to an iron rod set, S 31°23’32” W 209.35’ to an iron rod set, S 15°59’04” W 50.00’ to an iron rod set, N 80°02’57” W 93.32’ to an iron rod set and S 74°41’28” W 498.22’ to an iron rod set at the southeast corner of the lands of Don Brown Bus Sales, thence along the northeasterly line of Don Brown Bus Sales N 37°03’34” W 466.75’ to an iron rod set, thence along the line between the Town of Perth on the east and the Town of Johnstown on the west N 05°55’15’ W 619.76’ to an iron rod set, thence through the lands of Fulton County Industrial Development Agency the following two courses: N 84°19’12” E 484.32’ to an iron rod set and S 70°18’12” E 824.41’ to the northwesterly line of County Road 117, thence along the line of County Road 117 on a non-tangent curve to the left having a radius of 330.00’ and a chord of S 15°52’43” W 323.26’ an arc length of 337.82’ to the point of beginning, containing 20.598 acres. Also being the same premises shown on a Map entitled “Survey of a Portion of Lands of Fulton County Industrial Development Agency”, made by Ferguson & Foss Professional Land Surveyors, PC, dated May 6, 2015 and revised September 22, 2015 and recorded in the Fulton County Clerk’s Office on April 13, 2016 as Instrument No. 2016-73. Additional Premises: All of that tract or parcel of land situate in the Town of Perth, County of Fulton and State of New York being more particularly described as follows: Beginning at an iron rod set in the northwesterly line of County Road 117 at the northeast corner of the lands of Vireo Health of New York, LLC, running thence along the northerly line of the lands of Vireo Health of New York, LLC the following two courses: N70°18'12"W 824.41' to an iron rod set and S84°19'12"W 484.32' to an iron rod set in the line between the Town of Johnstown on the west and the Town of Perth on the east, thence running along the Town of Perth/Town of Johnstown line and through the lands of Fulton County Industrial Development Agency N05°55'15"W 2450.91' to the southeasterly line of the lands of Patricia Petrone, being 1.93' southerly of a town line monument, thence along the southeasterly line of the lands of Petrone as marked by a stone wall N51°12'20"E 176.01' to an iron pipe found, thence along the southwesterly line of the lands of George Wasyleniuk as marked by a stone wall S37°10'15"E 766.77' to an iron pipe found, thence along the southeasterly line of the lands of Wasyleniuk N51°53'55"E 593.56' to an iron pipe found, thence continuing along the southeasterly line of the lands of Wasyleniuk N50°59'51"E 428.34' to an iron rod set, thence along the southwesterly line of the lands of Wasyleniuk S36°53'41"E 891.71' to an iron pipe found, thence through the lands of Fulton County Industrial Development Agency the following five courses; S61°39'33"W 200.00' to an iron rod set, S28°20'27"E 180.00' to an iron rod set, S07°52'58"W 708.65' to an iron rod set, S47°21'19"E 275.12' to an iron rod set and S02°21'19"E 597.71' to an iron rod set in the northwesterly line of County Road 117, thence along the northwesterly line of County Road 117 the following two courses; S53°13'22"W 535.66' and thence on a curve to the left having a radius of 330.00' and a chord of S49°12'51"W 46.14' an arc length of 46.18' to the point of beginning.

EXHIBIT E-1

TENANT WORK INSURANCE SCHEDULE

Tenant shall be responsible for requiring all of Tenant contractors doing construction or renovation work to purchase and maintain such insurance as shall protect it from the claims set forth below which may arise out of or result from any Tenant Work whether such Tenant Work is completed by Tenant or by any Tenant contractors or by any person directly or indirectly employed by Tenant or any Tenant contractors, or by any person for whose acts Tenant or any Tenant contractors may be liable:

1. Claims under workers' compensation, disability benefit and other similar employee benefit acts which are applicable to the Tenant Work to be performed.
2. Claims for damages because of bodily injury, occupational sickness or disease, or death of employees under any applicable employer's liability law.
3. Claims for damages because of bodily injury, or death of any person other than Tenant's or any Tenant contractors' employees.
4. Claims for damages insured by usual personal injury liability coverage which are sustained (a) by any person as a result of an offense directly or indirectly related to the employment of such person by Tenant or any Tenant contractors or (b) by any other person.
5. Claims for damages, other than to the Tenant Work itself, because of injury to or destruction of tangible property, including loss of use therefrom.
6. Claims for damages because of bodily injury or death of any person or property damage arising out of the ownership, maintenance or use of any motor vehicle.

Tenant contractors' Commercial General Liability Insurance shall include premises/operations (including explosion, collapse and underground coverage if such Tenant Work involves any underground work), elevators, independent contractors, products and completed operations, and blanket contractual liability on all written contracts, all including broad form property damage coverage. The policy form shall be the most current ISO form CG001, or its equivalent.

Tenant contractors' Commercial General, Automobile, Employers and Umbrella Liability Insurance shall be written for not less than limits of liability as follows:

a.	Commercial General Liability: Bodily Injury and Property Damage	Commercially reasonable amounts, but in any event no less than $1,000,000 per occurrence and $2,000,000 general aggregate, with $2,000,000 products and completed operations aggregate.
b.	Commercial Automobile Liability: Bodily Injury and Property Damage	$1,000,000 per accident
c.	Employer's Liability:	
	Each Accident	$1,000,000
	Disease – Policy Limit	$1,000,000
	Disease – Each Employee	$1,000,000
d.	Excess/Umbrella Liability: Bodily Injury and Property Damage	Commercially reasonable amounts (excess of coverages a, b and c above), but in any event no less than $10,000,000 per occurrence / aggregate.
e.	Professional Liability	$1,000,000 per claim $1,000,000 aggregate
f.	Workers Compensation	Statutory Limits

Except for the professional liability coverage and any different limits that are reasonably approved by Landlord, all subcontractors for Tenant contractors shall carry the same coverages and limits as specified above, provided the coverage for Umbrella Liability shall be no less than $3,000,000 per occurrence / aggregate. The foregoing policies shall contain a provision that coverages afforded under the policies shall not be canceled or not renewed until at least thirty (30) days' prior written notice has been given to the Landlord. Certificates of insurance including required endorsements showing such coverages to be in force shall be filed with Landlord prior to the commencement of any Tenant Work and prior to each renewal. Coverage for completed operations must be maintained for the lesser of ten (10) years and the applicable statue of repose following completion of the Tenant Work, and certificates evidencing this coverage must be provided to Landlord. The minimum A.M. Best's rating of each insurer shall be A-VII. Landlord and its mortgagees shall be named as an additional insureds under Tenant contractors' Commercial General Liability, Commercial Automobile Liability and Umbrella Liability Insurance policies on a primary and non-contributory basis as respects liability arising from work or operations performed, or ownership, maintenance or use of autos, by or on behalf of such contractors. Each contractor and its insurers shall provide waivers of subrogation in favor of all Additional Insureds with respect to any claims covered or that should have been covered by valid and collectible insurance, including any deductibles or self-insurance maintained thereunder. If any contractor's work involves the handling or removal of asbestos (as determined by Landlord in its sole and absolute discretion), such contractor shall also carry Contractors’ Pollution Liability insurance. Such coverage shall include bodily injury, sickness, disease, death or mental anguish or shock sustained by any person; property damage, including physical injury to or destruction of tangible property (including the resulting loss of use thereof), clean-up costs and the loss of use of tangible property that has not been physically injured or destroyed; and defense costs, charges and expenses incurred in the investigation, adjustment or defense of claims for such damages. Coverage shall apply to both sudden and non-sudden pollution conditions including the discharge, dispersal, release or escape of smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, liquids or gases, waste materials or other irritants, contaminants or pollutants into or upon land, the atmosphere or any watercourse or body of water. Claims-made coverage is permitted, provided the policy retroactive date is continuously maintained prior to the Commencement Date, and coverage is continuously maintained during all periods in which Tenant occupies the Premises. Coverage shall be maintained with limits of not less than $1,000,000 per incident with a $2,000,000 policy aggregate.

EXHIBIT F MONTHLY BASE RENT AND PROPERTY MANAGEMENT FEE SCHEDULE [See Attached]

Month	Initial Base Rent	Initial Management fee	Additional Base Rent	Additional Management fee	Total Base Rent and Management fee
9/1/2021	93,686.66	1,405.30	7,184.11	1,724.19	104,000.26
10/1/2021	94,638.64	1,419.58	37,973.18	7,389.38	141,420.78
11/1/2021	96,965.69	1,454.49	68,762.24	7,389.38	174,571.80
12/1/2021	96,965.69	1,454.49	99,551.30	7,389.38	205,360.86
1/1/2022	96,965.69	1,454.49	130,340.36	7,389.38	236,149.92
2/1/2022	96,965.69	1,454.49	161,129.43	7,389.38	266,938.99
3/1/2022	96,965.69	1,454.49	191,918.49	7,389.38	297,728.05
4/1/2022	96,965.69	1,454.49	222,707.55	7,389.38	328,517.11
5/1/2022	96,965.69	1,454.49	253,496.61	7,389.38	359,306.17
6/1/2022	96,965.69	1,454.49	284,285.68	7,389.38	390,095.24
7/1/2022	96,965.69	1,454.49	315,074.74	7,389.38	420,884.30
8/1/2022	96,965.69	1,454.49	345,863.80	7,389.38	451,673.36
9/1/2022	96,965.69	1,454.49	379,221.19	7,436.79	485,078.16
10/1/2022	97,950.99	1,469.26	418,646.58	7,592.58	525,659.41
11/1/2022	100,359.49	1,505.39	450,282.34	7,592.58	559,739.80
12/1/2022	100,359.49	1,505.39	481,918.11	7,592.58	591,375.57
1/1/2023	100,359.49	1,505.39	506,172.19	7,592.58	615,629.65
2/1/2023	100,359.49	1,505.39	506,172.19	7,592.58	615,629.65
3/1/2023	100,359.49	1,505.39	506,172.19	7,592.58	615,629.65
4/1/2023	100,359.49	1,505.39	506,172.19	7,592.58	615,629.65
5/1/2023	100,359.49	1,505.39	506,172.19	7,592.58	615,629.65
6/1/2023	100,359.49	1,505.39	506,172.19	7,592.58	615,629.65
7/1/2023	100,359.49	1,505.39	506,172.19	7,592.58	615,629.65
8/1/2023	100,359.49	1,505.39	506,172.19	7,592.58	615,629.65
9/1/2023	100,359.49	1,505.39	509,420.13	7,641.30	618,926.31
10/1/2023	101,379.27	1,520.69	520,091.93	7,801.38	630,793.27
11/1/2023	103,872.07	1,558.08	520,091.93	7,801.38	633,323.46
12/1/2023	103,872.07	1,558.08	520,091.93	7,801.38	633,323.46
1/1/2024	103,872.07	1,558.08	520,091.93	7,801.38	633,323.46
2/1/2024	103,872.07	1,558.08	520,091.93	7,801.38	633,323.46
3/1/2024	103,872.07	1,558.08	520,091.93	7,801.38	633,323.46
4/1/2024	103,872.07	1,558.08	520,091.93	7,801.38	633,323.46
5/1/2024	103,872.07	1,558.08	520,091.93	7,801.38	633,323.46
6/1/2024	103,872.07	1,558.08	520,091.93	7,801.38	633,323.46
7/1/2024	103,872.07	1,558.08	520,091.93	7,801.38	633,323.46
8/1/2024	103,872.07	1,558.08	520,091.93	7,801.38	633,323.46
9/1/2024	103,872.07	1,558.08	523,429.19	7,851.44	636,710.78
10/1/2024	104,927.54	1,573.91	534,394.46	8,015.92	648,911.83
11/1/2024	107,507.59	1,612.61	534,394.46	8,015.92	651,530.58
12/1/2024	107,507.59	1,612.61	534,394.46	8,015.92	651,530.58
1/1/2025	107,507.59	1,612.61	534,394.46	8,015.92	651,530.58
2/1/2025	107,507.59	1,612.61	534,394.46	8,015.92	651,530.58
3/1/2025	107,507.59	1,612.61	534,394.46	8,015.92	651,530.58
4/1/2025	107,507.59	1,612.61	534,394.46	8,015.92	651,530.58
5/1/2025	107,507.59	1,612.61	534,394.46	8,015.92	651,530.58
6/1/2025	107,507.59	1,612.61	534,394.46	8,015.92	651,530.58
7/1/2025	107,507.59	1,612.61	534,394.46	8,015.92	651,530.58
8/1/2025	107,507.59	1,612.61	534,394.46	8,015.92	651,530.58
9/1/2025	107,507.59	1,612.61	537,823.49	8,067.35	655,011.04
10/1/2025	108,600.01	1,629.00	549,090.31	8,236.35	667,555.67
11/1/2025	111,270.36	1,669.06	549,090.31	8,236.35	670,266.08
12/1/2025	111,270.36	1,669.06	549,090.31	8,236.35	670,266.08
1/1/2026	111,270.36	1,669.06	549,090.31	8,236.35	670,266.08
2/1/2026	111,270.36	1,669.06	549,090.31	8,236.35	670,266.08
3/1/2026	111,270.36	1,669.06	549,090.31	8,236.35	670,266.08
4/1/2026	111,270.36	1,669.06	549,090.31	8,236.35	670,266.08
5/1/2026	111,270.36	1,669.06	549,090.31	8,236.35	670,266.08
6/1/2026	111,270.36	1,669.06	549,090.31	8,236.35	670,266.08
7/1/2026	111,270.36	1,669.06	549,090.31	8,236.35	670,266.08
8/1/2026	111,270.36	1,669.06	549,090.31	8,236.35	670,266.08
9/1/2026	111,270.36	1,669.06	552,613.64	8,289.20	673,842.26
10/1/2026	112,401.01	1,686.02	564,190.29	8,462.85	686,740.17
11/1/2026	115,164.82	1,727.47	564,190.29	8,462.85	689,545.43
12/1/2026	115,164.82	1,727.47	564,190.29	8,462.85	689,545.43
1/1/2027	115,164.82	1,727.47	564,190.29	8,462.85	689,545.43

2/1/2027	115,164.82	1,727.47	564,190.29	8,462.85	689,545.43
3/1/2027	115,164.82	1,727.47	564,190.29	8,462.85	689,545.43
4/1/2027	115,164.82	1,727.47	564,190.29	8,462.85	689,545.43
5/1/2027	115,164.82	1,727.47	564,190.29	8,462.85	689,545.43
6/1/2027	115,164.82	1,727.47	564,190.29	8,462.85	689,545.43
7/1/2027	115,164.82	1,727.47	564,190.29	8,462.85	689,545.43
8/1/2027	115,164.82	1,727.47	564,190.29	8,462.85	689,545.43
9/1/2027	115,164.82	1,727.47	567,810.51	8,517.16	693,219.96
10/1/2027	116,335.04	1,745.03	579,705.52	8,695.58	706,481.17
11/1/2027	119,195.59	1,787.93	579,705.52	8,695.58	709,384.62
12/1/2027	119,195.59	1,787.93	579,705.52	8,695.58	709,384.62
1/1/2028	119,195.59	1,787.93	579,705.52	8,695.58	709,384.62
2/1/2028	119,195.59	1,787.93	579,705.52	8,695.58	709,384.62
3/1/2028	119,195.59	1,787.93	579,705.52	8,695.58	709,384.62
4/1/2028	119,195.59	1,787.93	579,705.52	8,695.58	709,384.62
5/1/2028	119,195.59	1,787.93	579,705.52	8,695.58	709,384.62
6/1/2028	119,195.59	1,787.93	579,705.52	8,695.58	709,384.62
7/1/2028	119,195.59	1,787.93	579,705.52	8,695.58	709,384.62
8/1/2028	119,195.59	1,787.93	579,705.52	8,695.58	709,384.62
9/1/2028	119,195.59	1,787.93	583,425.30	8,751.38	713,160.20
10/1/2028	120,406.77	1,806.10	595,647.42	8,934.71	726,795.00
11/1/2028	123,367.44	1,850.51	595,647.42	8,934.71	729,800.08
12/1/2028	123,367.44	1,850.51	595,647.42	8,934.71	729,800.08
1/1/2029	123,367.44	1,850.51	595,647.42	8,934.71	729,800.08
2/1/2029	123,367.44	1,850.51	595,647.42	8,934.71	729,800.08
3/1/2029	123,367.44	1,850.51	595,647.42	8,934.71	729,800.08
4/1/2029	123,367.44	1,850.51	595,647.42	8,934.71	729,800.08
5/1/2029	123,367.44	1,850.51	595,647.42	8,934.71	729,800.08
6/1/2029	123,367.44	1,850.51	595,647.42	8,934.71	729,800.08
7/1/2029	123,367.44	1,850.51	595,647.42	8,934.71	729,800.08
8/1/2029	123,367.44	1,850.51	595,647.42	8,934.71	729,800.08
9/1/2029	123,367.44	1,850.51	599,469.49	8,992.04	733,679.48
10/1/2029	124,621.01	1,869.32	612,027.72	9,180.42	747,698.47
11/1/2029	127,685.30	1,915.28	612,027.72	9,180.42	750,808.72
12/1/2029	127,685.30	1,915.28	612,027.72	9,180.42	750,808.72
1/1/2030	127,685.30	1,915.28	612,027.72	9,180.42	750,808.72
2/1/2030	127,685.30	1,915.28	612,027.72	9,180.42	750,808.72
3/1/2030	127,685.30	1,915.28	612,027.72	9,180.42	750,808.72
4/1/2030	127,685.30	1,915.28	612,027.72	9,180.42	750,808.72
5/1/2030	127,685.30	1,915.28	612,027.72	9,180.42	750,808.72
6/1/2030	127,685.30	1,915.28	612,027.72	9,180.42	750,808.72
7/1/2030	127,685.30	1,915.28	612,027.72	9,180.42	750,808.72
8/1/2030	127,685.30	1,915.28	612,027.72	9,180.42	750,808.72
9/1/2030	127,685.30	1,915.28	615,954.90	9,239.32	754,794.80
10/1/2030	128,982.75	1,934.74	628,858.48	9,432.88	769,208.85
11/1/2030	132,154.29	1,982.31	628,858.48	9,432.88	772,427.96
12/1/2030	132,154.29	1,982.31	628,858.48	9,432.88	772,427.96
1/1/2031	132,154.29	1,982.31	628,858.48	9,432.88	772,427.96
2/1/2031	132,154.29	1,982.31	628,858.48	9,432.88	772,427.96
3/1/2031	132,154.29	1,982.31	628,858.48	9,432.88	772,427.96
4/1/2031	132,154.29	1,982.31	628,858.48	9,432.88	772,427.96
5/1/2031	132,154.29	1,982.31	628,858.48	9,432.88	772,427.96
6/1/2031	132,154.29	1,982.31	628,858.48	9,432.88	772,427.96
7/1/2031	132,154.29	1,982.31	628,858.48	9,432.88	772,427.96
8/1/2031	132,154.29	1,982.31	628,858.48	9,432.88	772,427.96
9/1/2031	132,154.29	1,982.31	632,893.66	9,493.40	776,523.66
10/1/2031	133,497.15	2,002.46	646,152.09	9,692.28	791,343.98
11/1/2031	136,779.69	2,051.70	646,152.09	9,692.28	794,675.76
12/1/2031	136,779.69	2,051.70	646,152.09	9,692.28	794,675.76
1/1/2032	136,779.69	2,051.70	646,152.09	9,692.28	794,675.76
2/1/2032	136,779.69	2,051.70	646,152.09	9,692.28	794,675.76
3/1/2032	136,779.69	2,051.70	646,152.09	9,692.28	794,675.76
4/1/2032	136,779.69	2,051.70	646,152.09	9,692.28	794,675.76
5/1/2032	136,779.69	2,051.70	646,152.09	9,692.28	794,675.76
6/1/2032	136,779.69	2,051.70	646,152.09	9,692.28	794,675.76

7/1/2032	136,779.69	2,051.70	646,152.09	9,692.28	794,675.76
8/1/2032	136,779.69	2,051.70	646,152.09	9,692.28	794,675.76
9/1/2032	136,779.69	2,051.70	650,298.23	9,754.47	798,884.09
10/1/2032	138,169.55	2,072.54	663,921.27	9,958.82	814,122.18
11/1/2032	141,566.98	2,123.50	663,921.27	9,958.82	817,570.57
12/1/2032	141,566.98	2,123.50	663,921.27	9,958.82	817,570.57
1/1/2033	141,566.98	2,123.50	663,921.27	9,958.82	817,570.57
2/1/2033	141,566.98	2,123.50	663,921.27	9,958.82	817,570.57
3/1/2033	141,566.98	2,123.50	663,921.27	9,958.82	817,570.57
4/1/2033	141,566.98	2,123.50	663,921.27	9,958.82	817,570.57
5/1/2033	141,566.98	2,123.50	663,921.27	9,958.82	817,570.57
6/1/2033	141,566.98	2,123.50	663,921.27	9,958.82	817,570.57
7/1/2033	141,566.98	2,123.50	663,921.27	9,958.82	817,570.57
8/1/2033	141,566.98	2,123.50	663,921.27	9,958.82	817,570.57
9/1/2033	141,566.98	2,123.50	668,181.43	10,022.72	821,894.63
10/1/2033	143,005.48	2,145.08	682,179.10	10,232.69	837,562.35
11/1/2033	146,521.82	2,197.83	682,179.10	10,232.69	841,131.44
12/1/2033	146,521.82	2,197.83	682,179.10	10,232.69	841,131.44
1/1/2034	146,521.82	2,197.83	682,179.10	10,232.69	841,131.44
2/1/2034	146,521.82	2,197.83	682,179.10	10,232.69	841,131.44
3/1/2034	146,521.82	2,197.83	682,179.10	10,232.69	841,131.44
4/1/2034	146,521.82	2,197.83	682,179.10	10,232.69	841,131.44
5/1/2034	146,521.82	2,197.83	682,179.10	10,232.69	841,131.44
6/1/2034	146,521.82	2,197.83	682,179.10	10,232.69	841,131.44
7/1/2034	146,521.82	2,197.83	682,179.10	10,232.69	841,131.44
8/1/2034	146,521.82	2,197.83	682,179.10	10,232.69	841,131.44
9/1/2034	146,521.82	2,197.83	686,556.42	10,298.35	845,574.42
10/1/2034	148,010.67	2,220.16	700,939.03	10,514.09	861,683.95
11/1/2034	151,650.08	2,274.75	700,939.03	10,514.09	865,377.95
12/1/2034	151,650.08	2,274.75	700,939.03	10,514.09	865,377.95
1/1/2035	151,650.08	2,274.75	700,939.03	10,514.09	865,377.95
2/1/2035	151,650.08	2,274.75	700,939.03	10,514.09	865,377.95
3/1/2035	151,650.08	2,274.75	700,939.03	10,514.09	865,377.95
4/1/2035	151,650.08	2,274.75	700,939.03	10,514.09	865,377.95
5/1/2035	151,650.08	2,274.75	700,939.03	10,514.09	865,377.95
6/1/2035	151,650.08	2,274.75	700,939.03	10,514.09	865,377.95
7/1/2035	151,650.08	2,274.75	700,939.03	10,514.09	865,377.95
8/1/2035	151,650.08	2,274.75	700,939.03	10,514.09	865,377.95
9/1/2035	151,650.08	2,274.75	705,436.72	10,581.55	869,943.10
10/1/2035	153,191.04	2,297.87	720,214.85	10,803.22	886,506.98
11/1/2035	156,957.83	2,354.37	720,214.85	10,803.22	890,330.27
12/1/2035	156,957.83	2,354.37	720,214.85	10,803.22	890,330.27
1/1/2036	156,957.83	2,354.37	720,214.85	10,803.22	890,330.27
2/1/2036	156,957.83	2,354.37	720,214.85	10,803.22	890,330.27
3/1/2036	156,957.83	2,354.37	720,214.85	10,803.22	890,330.27
4/1/2036	156,957.83	2,354.37	720,214.85	10,803.22	890,330.27
5/1/2036	156,957.83	2,354.37	720,214.85	10,803.22	890,330.27
6/1/2036	156,957.83	2,354.37	720,214.85	10,803.22	890,330.27
7/1/2036	156,957.83	2,354.37	720,214.85	10,803.22	890,330.27
8/1/2036	156,957.83	2,354.37	720,214.85	10,803.22	890,330.27
9/1/2036	141,067.19	2,116.01	724,836.23	10,872.54	878,891.97
10/1/2036	88,855.07	1,332.83	740,020.76	11,100.31	841,308.97
11/1/2036	88,855.07	1,332.83	740,020.76	11,100.31	841,308.97
12/1/2036	88,855.07	1,332.83	740,020.76	11,100.31	841,308.97
1/1/2037	88,855.07	1,332.83	740,020.76	11,100.31	841,308.97
2/1/2037	88,855.07	1,332.83	740,020.76	11,100.31	841,308.97
3/1/2037	88,855.07	1,332.83	740,020.76	11,100.31	841,308.97
4/1/2037	88,855.07	1,332.83	740,020.76	11,100.31	841,308.97
5/1/2037	88,855.07	1,332.83	740,020.76	11,100.31	841,308.97
6/1/2037	88,855.07	1,332.83	740,020.76	11,100.31	841,308.97
7/1/2037	88,855.07	1,332.83	740,020.76	11,100.31	841,308.97
8/1/2037	88,855.07	1,332.83	740,020.76	11,100.31	841,308.97
9/1/2037	89,425.22	1,341.38	744,769.23	11,171.54	846,707.37
10/1/2037	91,298.58	1,369.48	760,371.33	11,405.57	864,444.96
11/1/2037	91,298.58	1,369.48	760,371.33	11,405.57	864,444.96

12/1/2037	91,298.58	1,369.48	760,371.33	11,405.57	864,444.96
1/1/2038	91,298.58	1,369.48	760,371.33	11,405.57	864,444.96
2/1/2038	91,298.58	1,369.48	760,371.33	11,405.57	864,444.96
3/1/2038	91,298.58	1,369.48	760,371.33	11,405.57	864,444.96
4/1/2038	91,298.58	1,369.48	760,371.33	11,405.57	864,444.96
5/1/2038	91,298.58	1,369.48	760,371.33	11,405.57	864,444.96
6/1/2038	91,298.58	1,369.48	760,371.33	11,405.57	864,444.96
7/1/2038	91,298.58	1,369.48	760,371.33	11,405.57	864,444.96
8/1/2038	91,298.58	1,369.48	760,371.33	11,405.57	864,444.96
9/1/2038	91,884.41	1,378.27	765,250.38	11,478.76	869,991.82
10/1/2038	93,809.29	1,407.14	781,281.54	11,719.22	888,217.19
11/1/2038	93,809.29	1,407.14	781,281.54	11,719.22	888,217.19
12/1/2038	93,809.29	1,407.14	781,281.54	11,719.22	888,217.19
1/1/2039	93,809.29	1,407.14	781,281.54	11,719.22	888,217.19
2/1/2039	93,809.29	1,407.14	781,281.54	11,719.22	888,217.19
3/1/2039	93,809.29	1,407.14	781,281.54	11,719.22	888,217.19
4/1/2039	93,809.29	1,407.14	781,281.54	11,719.22	888,217.19
5/1/2039	93,809.29	1,407.14	781,281.54	11,719.22	888,217.19
6/1/2039	93,809.29	1,407.14	781,281.54	11,719.22	888,217.19
7/1/2039	93,809.29	1,407.14	781,281.54	11,719.22	888,217.19
8/1/2039	93,809.29	1,407.14	781,281.54	11,719.22	888,217.19
9/1/2039	94,411.23	1,416.17	786,294.76	11,794.42	893,916.58
10/1/2039	96,389.05	1,445.84	802,766.78	12,041.50	912,643.17
11/1/2039	96,389.05	1,445.84	802,766.78	12,041.50	912,643.17
12/1/2039	96,389.05	1,445.84	802,766.78	12,041.50	912,643.17
1/1/2040	96,389.05	1,445.84	802,766.78	12,041.50	912,643.17
2/1/2040	96,389.05	1,445.84	802,766.78	12,041.50	912,643.17
3/1/2040	96,389.05	1,445.84	802,766.78	12,041.50	912,643.17
4/1/2040	96,389.05	1,445.84	802,766.78	12,041.50	912,643.17
5/1/2040	96,389.05	1,445.84	802,766.78	12,041.50	912,643.17
6/1/2040	96,389.05	1,445.84	802,766.78	12,041.50	912,643.17
7/1/2040	96,389.05	1,445.84	802,766.78	12,041.50	912,643.17
8/1/2040	96,389.05	1,445.84	802,766.78	12,041.50	912,643.17
9/1/2040	97,007.55	1,455.11	807,917.87	12,118.77	918,499.30
10/1/2040	99,039.75	1,485.60	824,842.87	12,372.64	937,740.86
11/1/2040	99,039.75	1,485.60	824,842.87	12,372.64	937,740.86
12/1/2040	99,039.75	1,485.60	824,842.87	12,372.64	937,740.86
1/1/2041	99,039.75	1,485.60	824,842.87	12,372.64	937,740.86
2/1/2041	99,039.75	1,485.60	824,842.87	12,372.64	937,740.86
3/1/2041	99,039.75	1,485.60	824,842.87	12,372.64	937,740.86
4/1/2041	99,039.75	1,485.60	824,842.87	12,372.64	937,740.86
5/1/2041	99,039.75	1,485.60	824,842.87	12,372.64	937,740.86
6/1/2041	99,039.75	1,485.60	824,842.87	12,372.64	937,740.86
7/1/2041	99,039.75	1,485.60	824,842.87	12,372.64	937,740.86
8/1/2041	99,039.75	1,485.60	824,842.87	12,372.64	937,740.86
9/1/2041	75,930.48	1,138.96	632,379.53	9,485.69	718,934.66